Exhibit 10.1

AMENDMENT TO NOTE PURCHASE AGREEMENT

This Amendment (this “Amendment”) to that certain Note Purchase Agreement, dated as of May 18, 2023 (the “Agreement”), by and between Pono Capital Two, Inc., a Delaware corporation (the “Company”) and SBC Medical Group Holdings Incorporated, a Delaware corporation (“Buyer”), is made and entered into effective as of February 27, 2024 by the Company and Buyer.

W I T N E S S E T H:

WHEREAS, pursuant to the terms and conditions of the Agreement, the Company issued and sold to Buyer a certain convertible promissory note of the Company (the “Note”) for a price of $1,000,000; and

WHEREAS, the Company and Buyer now desire to amend the provisions of the Agreement as set forth therein.

NOW, THEREFORE, in consideration of the covenants set forth herein, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the Company and Buyer hereby agree as follows:

1.	Modifications to the Agreement. Section 2.01 of the Agreement shall be amended to read as follows:

Note Purchase. Pursuant to the terms and conditions of this Agreement, the Company shall issue and sell to Buyer the Note for the aggregate price of $2,700,000 (“Purchase Price”). Subject to the terms and conditions herein, the purchase and sale of the Note (the “Closing”) shall occur on such other date or dates as set forth herein or as agreed to by the Parties in writing (the “Closing Date(s)”) via the exchange of documents and other items electronically.

2.	Effect of Amendment; Full Force and Effect. This Amendment shall form a part of the Agreement for all purposes, and each Party shall be bound hereby and this Amendment and the Agreement shall be read and interpreted as one combined instrument. From and after the Amendment Date, each reference in the Agreement to “this Agreement,” “hereof,” “hereunder,” “herein,” “hereby” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment. Except as herein expressly amended or otherwise provided herein, each and every term, condition, warranty and provision of the Agreement shall remain in full force and effect, and such are hereby ratified, confirmed and approved by the Parties.

3.	Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the Laws of the State of Delaware without regard to the conflict of laws principles thereof.

4.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic means, including DocuSign, Adobe Sign or other similar e-signature services, e-mail or scanned pages shall be effective as delivery of a manually executed counterpart to this Amendment.

[signature pages follow]

IN WITNESS WHEREOF, the Company and Buyer have duly executed this Amendment, as of the date and year first above written.

COMPANY:

PONO CAPITAL TWO, INC.

By:	/s/ Darryl Nakamoto
Name:	Darryl Nakamoto
Title:	Chief Executive Officer

AGREED TO AND ACCEPTED:

BUYER:

SBC MEDICAL GROUP HOLDINGS INCORPORATED

By:	/s/ Yoshiyuki Aikawa
Name:	Yoshiyuki Aikawa
Title:	Chief Executive Officer

Signature page to Amendment to Promissory Note